SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    September 27, 1999

                                 OSTEOTECH, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                  0-19278                  13-3357370
(State or other jurisdiction  (Commission file Number)  (IRS Identification No.)



                    51 James Way, Eatontown, New Jersey     07724
               (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code        (732) 542-2800





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          (Former name or former address, if changed since last report)

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                              Item 5. Other Events


Osteotech, Inc. reported that it does not expect third quarter 1999 revenue and earnings results to meet analysts consensus estimates for the quarter. Revenue is anticipated to grow in the third quarter ending September 30, 1999 by 19% to 26% or to $17,000,000 to $18,000,000 compared to $14,283,000 in the third quarter 1998. Third quarter diluted earnings per share are currently estimated at $.15 to $.17 compared to $.19 diluted earnings per share in third quarter 1998. Analysts diluted earnings per share consensus estimates for third quarter 1999 is $.24.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 4, 1999
                                                   OSTEOTECH, INC.
                                                    (Registrant)


                                   By:   /s/ Michael J. Jeffries
                                         ---------------------------------
                                         MICHAEL J. JEFFRIES
                                         Executive Vice President,
                                         Chief Financial Officer and Secretary